SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)
                                  May 23, 2000





                           THISTLE GROUP HOLDINGS, CO.
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             (Exact name of Registrant as specified in its Charter)



        Pennsylvania                       0-24353             23-2960768
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(State or other jurisdiction          (SEC File No.)         (IRS Employer
     of incorporation)                                       Identification
                                                                 Number)


6060 Ridge Avenue, Philadelphia, Pennsylvania                        19128
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(Address of principal executive offices)                           (Zip Code)




Registrant's telephone number, including area code: (215) 483-2800
                                                    --------------

                                 Not Applicable
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          (Former name or former address, if changed since last Report)

                      INFORMATION TO BE INCLUDED IN REPORT
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Item 5.  Other Events
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         On May 23, 2000,  Roxborough  Manayunk Bank ("RMB"),  the  wholly-owned subsidiary of the Registrant, signed a definitive Agreement with Crown Bank, FSB to purchase from Crown Bank, FSB, its branch office located in Wilmington, Delaware including the real property, approximately $20 million in certain loans, and the assumption of approximately $52 million in deposit liabilities. A copy of a press release issued May 23, 2000 by the Registrant is attached hereto as Exhibit 99.1 and is incorporated herein by reference in its entirety.

         On May 25, 2000, RMB signed a definitive Agreement with Wilmington Trust of Pennsylvania to purchase four branch offices from Wilmington Trust located in Lionville, Media, Westtown, and West Chester, Pennsylvania, including the real property, and the assumption of approximately $59 million in deposit liabilities. A copy of a press release issued May 25, 2000 by the Registrant is attached hereto as Exhibit 99.2 and is incorporated herein by reference in its entirety.

         RMB anticipates paying a deposit premium of approximately 7.8% of total deposits assumed in these two transactions related to acquisition of these 5 new branches by RMB based on the current level of deposits of approximately $111 million for the Wilmington Trust and Crown Bank transactions.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99.1 -- Press Release concerning a definitive  Agreement,  dated May 23,
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2000,  between  RMB  and  Crown  Bank,  FSB for  the  acquisition  by RMB of the
Wilmington, Delaware branch office of Crown Bank, FSB.


Exhibit 99.2 -- Press Release concerning a definitive  Agreement,  dated May 25,
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2000,  between RMB and Wilmington Trust of Pennsylvania,  for the acquisition by
RMB of four branches of Wilmington Trust of Pennsylvania.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                              THISTLE GROUP HOLDINGS, CO.



Date:  May 26, 2000                           By: /s/John F. McGill, Jr.
                                                  --------------------------
                                                  John F. McGill, Jr.
                                                  Chief Executive Officer